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                                  EXHIBIT 23(j)
                          CONSENT OF ERNST & YOUNG LLP


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                        CONSENT OF INDEPENDENT AUDITORS


We consent to the use of our report dated February 26, 2004, with respect to the financial statements of AEGON/Transamerica Fund Advisers, Inc., included in Post-Effective Amendment No. 56 to the Registration Statement (Form N-1A No. 33-2659) and related Prospectus of IDEX Mutual Funds.


Des Moines, Iowa
February 27, 2004